                                                                  EXHIBIT 23 (b)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





We consent to the incorporation of our report dated January 22, 1994, on our audit of Niugini Mining Limited into Battle Mountain Gold Company's previously filed Registration Statements on Form S-3 No. 33-51921, Form S-4 No. 33-39903 and Form S-8 Nos. 33-14605, 33-22146 and 33-47570.



COOPERS & LYBRAND

Sydney, Australia
March 21, 1994